UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2008

Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report November 30, 2008 Thompson Plumb Growth Fund Thompson Plumb MidCap Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2008

CONTENTS

Page(s)
LETTER TO SHAREHOLDERS	4-5

GROWTH FUND
Investment review	6-8
Schedule of investments	9-12

MIDCAP FUND
Investment review	13-15
Schedule of investments	16-19

BOND FUND
Investment review	20-22
Schedule of investments	23-27

FUND EXPENSE EXAMPLES	28

FINANCIAL STATEMENTS
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Statement of cash flows	32
Notes to financial statements	33-38
Financial highlights	39-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

DIRECTORS AND OFFICERS	43-44

ADDITIONAL INFORMATION	45-47

This report contains information for existing shareholders of Thompson Plumb Funds, Inc. It does not constitute an offer to sell. This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.
Please read your Prospectus carefully.

LETTER TO SHAREHOLDERS (Unaudited)
December 2008

Dear Fellow Shareholders,

By many accounts, we have just experienced the worst annual performance in equity markets in recorded history and, if it continues, the worst calendar decade of stock market performance. This is surely not news to you. Homeowners have been defaulting in record numbers, many large financial institutions have failed or would have without government assistance, a large number of industrial companies are failing or are near failure, retailers (except for Wal-Mart) are struggling and a significant slice of that industry is expected to close its doors, and many smaller companies are struggling to arrange financing to keep their operations running. Why is the economy in this dire situation and what will make it heal?

We believe that the root cause of the problem in the economy is too much debt: consumer, corporate (especially leveraged buyouts), state and local government, and federal debt all spiraled higher over the last 20+ years but really accelerated since 9/11. Debt levels increased in each sector listed above in relation to the size of the economy. In fact, we see this problem as having been brewing since 1980, and that once the total debt load reached a tipping point, which is only known with hindsight as to the timing or level, the repercussions became severe. The economy can only support so much debt, just as an individual can only support a certain amount before interest bills exceed their ability to repay it. Unfortunately, the U.S. and the developed world reached that point.

Once the world economy, saddled with too much debt, began to experience a recession, a chain of events unfolded that were last seen in the 1930’s. House prices began to fall as banks who repossessed them needed to sell them at auction, auto demand fell as confidence slipped, unemployment rose as there was less consumer spending, and prices for goods and services began to fall. The result of this can be deflation, which we may be experiencing today. Deflation, combined with too much debt, is historically a toxic mixture for economic activity and financial markets. We could be witnessing the fallout of just such a scenario today.

Most importantly, what will cause the market to bottom and begin to improve? At the darkest hour, which we believe is here, it is difficult to see any hope, especially when the economy looks terrible, bad news abounds, and confidence is shaken, if not broken. The key to making this decision is to look at history. What happened in the Great Depression, what is different today, and what will get us out of this mess we find ourselves in?

The Great Depression is the last time that the world economy experienced a debt-induced deflationary spiral. A famous economist named Irving Fisher from Yale became known for uttering the regrettable words in September of 1929 that “stock prices had reached a permanently high plateau”. The next month began the great stock market crash. In this period, Mr. Fisher lost a fortune estimated at $6-10 million. He remained a professor at Yale and in 1933 wrote a paper entitled “The Debt-Deflation Theory of Great Depressions” to explain what had happened. Many of his observations between that period and today are similar, i.e. falling prices, falling corporate earnings, rising unemployment, failing financial institutions, etc.

There are many important differences with the structure and makeup of the modern economy that differ from that of the Great Depression era. Today, we have the consistent payout of social security, which roughly 27% of U.S. households are receiving monthly. We have FDIC insurance on banks, compared to the total loss of deposits in failing banks in the Depression. The government is a much larger share of the economy at 20% vs. less than 5% in the Depression. The health care sector is 16% of the economy today vs. 3% in the 1930’s. Further, we have federal pension guarantees for those receiving them and we have unemployment compensation, which did not exist in the early 1930’s.

In Irving Fisher’s 1933 paper, he concluded that there are two possible outcomes to a debt-deflationary spiral: mass bankruptcies, which leads to 20+% unemployment, or reflation. He argued that the Federal Reserve “might just as well apply reflation in the first place” as they will need to use this tool to end the ensuing Depression anyhow.

LETTER TO SHAREHOLDERS (Unaudited) (Continued)
December 2008

What gives us confidence to remain in the stock and bond markets today? On November 25, 2008, the Federal Reserve began a policy of “quantitative easing” or, using the old description, it has begun printing money. This is the beginning of the “reflation” that Mr. Fisher was referring to. The Federal Reserve has decided to purchase $600 billion of mortgage-related securities and $200 billion of asset-backed securities with money created out of thin air. This is a huge quantity of money creation. In fact, if there are approximately 3 million homes that are “excess inventory”, this would be enough money to buy them all ($200,000 median home value times 3 million). The U.S. Federal Reserve is embarking on a major policy shift that hopes to combat and defeat deflation, which is the enemy of our current predicament.

We were confident that once the Federal Reserve realized the risk of a deflationary spiral, they would begin printing money. It took longer and produced significantly more pain than we expected but it has finally arrived. We believe that this is a sea change for the markets and, eventually, the economy. From this level, it is our opinion that the “winners” may be those who own equities and, to some degree, depressed corporate debt instruments. We are hopeful that the actions taken by the Federal Reserve on November 25, 2008 will begin healing the economic wounds.

John W. Thompson
Chief Executive Officer

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedules of Investments in this report.

Mutual fund investing involves risk. Principal loss is possible.

The Thompson Plumb Funds are distributed by Quasar Distributors, LLC (1/09).

GROWTH FUND INVESTMENT REVIEW (Unaudited)
November 30, 2008

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of -49.29% for the fiscal year ended November 30, 2008, as compared to its benchmark, the S&P 500 Index, which returned -38.09%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/08
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	-49.29%	-18.38%	-9.65%	-0.20%
S&P 500 Index	-38.09%	-8.68%	-1.39%	-0.93%

Expense Ratio as of 3/31/08 was 1.13%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

Management Commentary

Over the course of the 2008 fiscal year, the Fund’s overweighted position in financial services detracted from its performance. We did not foresee many of the events that unfolded throughout the year, especially the bankruptcy of Lehman Brothers. The Lehman failure appears to have caused a panic that led to a virtual shutdown of the credit markets, and this shutdown contributed to significant losses for nearly all financial firms. As of the end of the Fund’s fiscal year, the Fund is weighted basically in line with the market with respect to financial services companies.

Historically, financial services companies have tended to lead the market in both directions, and these companies could prove to be a leading group in any recovery. However, we believe that the financial markets are still sorting out many issues, including issues related to commercial real estate, leveraged buyout loans that are defaulting at an alarming pace, and the potential failure of many weak corporations as a result of the economic recession. We are awaiting the emergence of what we perceive to be a bottom before overweighting in financials again.

At September 30, 2008 our main overweight positions included consumer staples such as Coca-Cola and Walgreens, media stocks like Viacom and Time Warner, and technology firms, including Microsoft, Intel, and Cisco Systems. Our rationale for overweighting in all three of these sectors is that they are selling at their lowest P/E multiples in 20 or more years, yet still, we believe, have the potential to perform better, fundamentally, than will much of the S&P 500 Index.

The Fund is underweight in the sectors that have been the “hottest” over the last five years: energy, materials, and industrials. Our thinking has been that the slowing or reduction in spending by the average U.S. consumer could have a negative impact on the Chinese economy, which has been a main driver of these sectors. China reported a 2% drop in exports during November 2008, the first drop experienced by China in many, many years. This theme appears to us to be playing out as we anticipated, and we predict that these sectors are beginning a period of dramatic underperformance. In our experience, sectors that performed best during one bull market rarely lead the next one. Indeed, many of the stocks in these once-hot sectors have already fallen dramatically, and we believe technology spending, not spending in any of these sectors, will lead the next capital equipment cycle. As a result, we prefer to overweight in the technology sector instead, as it has been a decade since the last boom in technology spending.

Also, we are underweight telecommunications companies, as we see the companies battling cable providers and wireless companies in their base land-line business. Despite AT&T and Verizon owning what are reputed to be the best wireless networks in the industry, their legacy business appears to be offsetting the benefits of any growth in wireless. Once this legacy land-line business becomes a smaller part of their business, we will reconsider our position.

Again, the markets have been extraordinarily difficult, but we believe that the recent Federal Reserve actions will begin the recovery. We appreciate your continued investment with our firm and look forward to better days ahead.

Mutual fund investing involves risk. Principal loss is possible.

Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

P/E Ratio: A valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

Please refer to the Schedule of Investments on page 9 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

Top 10 Equity Holdings at 11/30/08
		% of Fund’s
Company	Industry	Net Assets
The Coca-Cola Co.	Beverages	5.09%
Wal-Mart Stores, Inc.	Food & Staples Retailing	4.41%
Microsoft Corp.	Software	4.25%
Sysco Corp.	Food & Staples Retailing	4.16%
Intel Corp.	Semiconductors &	4.07%
	Semiconductor
	Equipment
Walgreen Co.	Food & Staples Retailing	3.81%
Time Warner Inc.	Media	3.76%
Viacom Inc. Class B	Media	3.73%
State Street Corp.	Capital Markets	2.95%
BP plc ADR	Oil, Gas & Consumable	2.86%
	Fuels
As of November 30, 2008, 100.1% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
November 30, 2008

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 16.5%
Media - 12.6%
CBS Corp. Class B	131,400	$875,124
Clear Channel Outdoor Holdings, Inc. Class A (a)	212,200	1,553,304
The McGraw-Hill Cos.	118,250	2,956,250
The Walt Disney Co.	64,450	1,451,414
Time Warner Inc.	555,650	5,028,632
Viacom Inc. Class B (a)	313,775	4,995,298
		16,860,022

Multiline Retail - 2.1%
Kohl’s Corp. (a)	84,500	2,759,770

Specialty Retail - 1.8%
Abercrombie & Fitch Co. Class A	22,300	431,059
Bed Bath & Beyond Inc. (a)	65,600	1,331,024
Office Depot, Inc. (a)	302,650	596,220
		2,358,303

Consumer Staples - 22.7%
Beverages - 7.9%
PepsiCo, Inc.	67,250	3,813,075
The Coca-Cola Co.	145,350	6,812,554
		10,625,629

Food & Staples Retailing - 12.4%
Sysco Corp.	237,250	5,563,512
Walgreen Co.	206,300	5,103,862
Wal-Mart Stores, Inc.	105,600	5,900,928
		16,568,302

Household Products - 1.8%
The Procter & Gamble Co.	38,550	2,480,692

Personal Products - 0.6%
Bare Escentuals, Inc. (a)	170,800	806,176

Energy - 4.9%
Oil, Gas & Consumable Fuels - 4.9%
BP plc ADR	78,700	3,831,903
ConocoPhillips	40,900	2,148,068
Swift Energy Co. (a)	25,500	544,935
		6,524,906

Financials - 13.6%
Capital Markets - 6.4%
Bank of New York Mellon Corp.	60,600	1,830,726
Morgan Stanley	191,100	2,818,725
State Street Corp.	93,625	3,942,549
		8,592,000

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Shares	Value
Commercial Banks - 2.5%
Fifth Third Bancorp	236,417	$2,260,147
Marshall & Ilsley Corp.	8,900	137,505
National City Corp.	465,500	935,655
		3,333,307
Consumer Finance - 0.6%
American Express Co.	9,900	230,769
SLM Corp. (a)	68,700	632,727
		863,496
Diversified Financial Services - 2.7%
CIT Group, Inc.	612,800	2,046,752
Citigroup, Inc.	191,900	1,590,851
		3,637,603
Insurance - 1.4%
Berkshire Hathaway Inc. Class B (a)	450	1,574,550
The Hartford Financial Services Group, Inc.	33,500	283,075
		1,857,625
Health Care - 12.3%
Biotechnology - 2.6%
Amgen Inc. (a)	62,600	3,476,804

Health Care Equipment & Supplies - 4.0%
Boston Scientific Corp. (a)	56,550	348,913
Medtronic, Inc.	114,950	3,508,274
ResMed Inc. (a)	13,100	476,054
TomoTherapy Inc. (a)	429,850	992,954
		5,326,195
Health Care Providers & Services - 3.2%
Cardinal Health, Inc.	108,950	3,543,054
Patterson Cos., Inc. (a)	43,200	813,024
		4,356,078
Health Care Technology - 2.5%
IMS Health Inc.	258,100	3,394,015

Industrials - 5.0%
Aerospace & Defense - 1.2%
The Boeing Co.	36,300	1,547,469

Commercial Services & Supplies - 2.0%
Cintas Corp.	110,300	2,649,406

Industrial Conglomerates - 1.8%
General Electric Co.	112,850	1,937,635
Tyco International Ltd.	20,350	425,315
		2,362,950
Information Technology - 24.8%
Communications Equipment - 3.5%
Cisco Systems, Inc. (a)	214,115	3,541,462
QUALCOMM Inc.	34,400	1,154,808
		4,696,270

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Shares	Value
Computers & Peripherals - 1.3%
EMC Corp. (a)	170,200	$1,799,014

Electronic Equipment, Instruments & Components - 0.5%
Flextronics International Ltd. (a)	274,170	641,558

Internet Software & Services - 2.5%
eBay Inc. (a)	257,155	3,376,445

IT Services - 2.3%
Fiserv, Inc. (a)	65,610	2,239,925
Western Union Co.	59,400	788,238
		3,028,163
Semiconductors & Semiconductor Equipment - 10.1%
Altera Corp.	72,350	1,064,269
Intel Corp.	395,040	5,451,552
Linear Technology Corp.	113,470	2,263,727
Maxim Integrated Products, Inc.	281,180	3,478,197
Xilinx, Inc.	75,525	1,235,589
		13,493,334
Software - 4.6%
Microsoft Corp.	281,076	5,683,357
Oracle Corp. (a)	28,890	464,840
		6,148,197

TOTAL COMMON STOCKS (COST $195,096,664)		133,563,729

CONVERTIBLE PREFERRED STOCKS - 0.3%

Financials - 0.3%
Commercial Banks - 0.3%
Fifth Third Bancorp Cvt. 8.500% Series G	5,000	434,950

TOTAL CONVERTIBLE PREFERRED STOCKS (COST $500,000)		434,950

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.0%

Variable-Rate Demand Notes - 0.0%
Wisconsin Central Credit Union, 1.106%	$713	$713

Total Variable-Rate Demand Notes		713

TOTAL SHORT-TERM INVESTMENTS (COST $713)		713

TOTAL INVESTMENTS - 100.1% (COST $195,597,377)		133,999,392

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(127,175)

NET ASSETS - 100.0%		$133,872,217

(a) Non-income producing security.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2008

Portfolio Managers
     James T. Evans, CFA
     Jason L. Stephens, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb MidCap Fund declined 38.20% from its inception date of March 31, 2008 through the November 30 fiscal year-end. This compares to the 37.64% decline in the return of its benchmark, the Russell Midcap Index, over the same period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Total Returns
Through 11/30/08
Since
Inception
(03/31/08)

Thompson Plumb MidCap Fund	-38.20%
Russell Midcap Index	-37.64%

Gross Expense Ratio as of 3/31/08 was 2.10% .*
Net Expense Ratio after reimbursement was 1.30% .*

* Expenses are based on estimated amounts for the fiscal year ending November 30, 2008. Actual expenses may vary from those indicated. The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

Management Commentary

Though the MidCap Fund’s performance from its inception to November 30 was very similar to that of its benchmark over that 8-month period, it has diverged more significantly from the benchmark at different times within this period. Our performance analysis suggests that we added the most value relative to the benchmark in our selection of securities in the materials, financial and energy sectors. However, this was offset by unfavorable selection of consumer discretionary stocks and by our underweighting of utilities – the best performing sector since the inception of the Fund.

In the first three months of the Fund’s existence, it underperformed the Russell Midcap Index by 4.17%. This was due in part to unfavorable security selection in the materials sector, but was mostly the result of the Fund’s underweighting of the energy sector relative to its benchmark. We believed at that time that oil and many other commodities were substantially overpriced, and attempted to provide some insulation for the Fund from their subsequent decline. Unfortunately, energy prices continued to increase during that period to even higher levels. As a result the sector performed better than we had anticipated during the first quarter of the Fund’s existence.

Since then, however, this phenomenon has largely reversed, and the Fund’s underweighting in this sector has aided its performance. We are pleased that the lower average P/E ratio and faster average earnings growth rate for securities held by the MidCap Fund compared to its index helped produce positive relative performance since the quarter ended June 30, and that the Fund has largely erased the relative performance deficit created in its first three months. This above-average relative performance was broad-based, with 6 of the 10 sectors contributing. Overall sector selection accounted for roughly one-third of the Fund’s relative over-performance, while individual security selection accounted for the other two-thirds of the relative gain. We are encouraged by the breadth of sectors and securities that contributed to this positive relative performance because we believe that such performance tends to be more sustainable over time than is performance generated by a single outstanding “home run.”

However, as pleased as we have been by our recent relative performance, the goal of the Fund remains to generate positive performance both in relative and absolute terms. To that end, we see the current market environment and potentially severe economic recession as difficult obstacles to overcome. At the worst point in a market decline, it becomes much easier to articulate the problems in the economy because they have been largely exposed. At the same time, the reasons for an economic recovery or improvement in the markets can often be difficult to see. We all have our suspicions, but no one really knows what specifically will cause the economy to regain its health. Despite this uncertainty, we do anticipate that the credit markets will eventually heal and that the economy will indeed grow again. The challenge comes in predicting the timing, and determining an effective strategy in the interim.

Most significant to long-term investors may be the fact that the overall Midcap benchmark is trading at its lowest valuation level in many years, and that markets have historically tended to provide attractive returns to investors after extended periods of poor performance. According to market researcher The Leuthold Group, since 1926, at times when 10-year annual total returns in U.S. equities have fallen to 1% or less – as they have today– the next ten years have produced an average cumulative return of 183%. The lowest subsequent ten-year return on record is 101%. This analysis includes market returns during the Great Depression. While these figures are historical and do not indicate how the markets will perform in the future, and while the exact market bottom is unknown, we are optimistic that these two significant factors could create an attractive absolute return for Fund shareholders in the long run.

Mutual fund investing involves risk. Principal loss is possible.

Midcap companies tend to have limited liquidity and greater volatility than large capitalization companies.

P/E Ratio: A valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

Please refer to the Schedule of Investments on page 16 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

Top 10 Equity Holdings at 11/30/08
		% of Fund’s
Company	Industry	Net Assets
Eaton Vance Corp.	Capital Markets	2.37%
Discover Financial Services	Consumer Finance	2.36%
Bare Escentuals, Inc.	Personal Products	2.36%
EnergySolutions, Inc.	Commercial Services &	2.30%
	Supplies
The Scotts Miracle-Gro Co.	Chemicals	2.28%
Class A
Coach, Inc.	Textiles, Apparel & Luxury	2.24%
	Goods
Associated Banc-Corp	Commercial Banks	2.15%
IMS Health Inc.	Health Care Technology	2.13%
ResMed Inc.	Health Care Equipment &	2.10%
	Supplies
Torchmark Corp.	Insurance	2.06%
As of November 30, 2008, 99.9% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2008

	Shares	Value
COMMON STOCKS - 99.9%
Consumer Discretionary - 16.1%
Hotels, Restaurants & Leisure - 1.6%
Darden Restaurants, Inc.	2,046	$37,421

Media - 3.3%
CBS Corp. Class B	2,705	18,015
Lions Gate Entertainment Corp. (a)	6,306	40,800
Viacom Inc. Class B (a)	1,065	16,955
		75,770
Multiline Retail - 1.8%
Nordstrom, Inc.	3,578	40,682

Specialty Retail - 5.2%
Abercrombie & Fitch Co. Class A	2,308	44,614
Bed Bath & Beyond Inc. (a)	1,680	34,087
Jos. A. Bank Clothiers, Inc. (a)	1,102	21,544
Office Depot, Inc. (a)	9,879	19,462
		119,707
Textiles, Apparel & Luxury Goods - 4.2%
Coach, Inc. (a)	2,883	51,606
Hanesbrands, Inc. (a)	3,443	44,484
		96,090
Consumer Staples - 5.6%
Food & Staples Retailing - 0.6%
Sysco Corp.	634	14,867

Food Products - 2.6%
McCormick & Co., Inc.	948	28,222
The J. M. Smucker Co.	673	30,534
		58,756
Personal Products - 2.4%
Bare Escentuals, Inc. (a)	11,515	54,351

Energy - 5.7%
Energy Equipment & Services - 1.7%
Patterson-UTI Energy, Inc.	3,190	39,843

Oil, Gas & Consumable Fuels - 4.0%
Murphy Oil Corp.	981	43,213
Noble Energy	613	32,048
Swift Energy Co. (a)	845	18,058
		93,319
Financials - 22.1%
Capital Markets - 5.0%
Eaton Vance Corp.	2,860	54,683
Investment Technology Group, Inc. (a)	2,680	44,836
Northern Trust Corp.	360	16,520
		116,039

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Shares	Value
Commercial Banks - 6.9%
Associated Banc-Corp	2,284	$49,631
Fifth Third Bancorp	2,660	25,430
First Horizon National Corp. (a)	1,745	18,654
Marshall & Ilsley Corp.	3,046	47,061
National City Corp.	9,135	18,361
		159,137
Consumer Finance - 2.4%
Discover Financial Services	5,319	54,413

Diversified Financial Services - 0.9%
CIT Group, Inc.	6,122	20,447

Insurance - 6.9%
Cincinnati Financial Corp.	1,090	31,872
Genworth Financial Inc. Class A (a)	2,110	3,060
StanCorp Financial Group, Inc.	1,133	37,740
Torchmark Corp.	1,316	47,573
Unum Group	2,550	37,995
		158,240
Health Care - 13.1%
Health Care Equipment & Supplies - 3.3%
ResMed Inc. (a)	1,333	48,441
TomoTherapy Inc. (a)	12,268	28,339
		76,780
Health Care Providers & Services - 6.2%
Henry Schein, Inc. (a)	664	23,725
Lincare Holdings Inc. (a)	676	16,177
McKesson Corp.	655	22,886
MWI Veterinary Supply, Inc. (a)	403	10,055
Patterson Cos., Inc. (a)	1,765	33,217
Quest Diagnostics Inc.	462	21,515
Virtual Radiologic Corp. (a)	2,085	15,116
		142,691
Health Care Technology - 2.1%
IMS Health Inc.	3,734	49,102

Life Sciences Tools & Services - 1.5%
Waters Corp. (a)	854	35,210

Industrials - 9.9%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc. (a)	365	30,003

Commercial Services & Supplies - 6.6%
Cintas Corp.	1,955	46,959
EnergySolutions, Inc.	11,645	53,101
Manpower Inc.	1,154	36,328
Pitney Bowes Inc.	636	15,716
		152,104

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Shares	Value
Trading Companies & Distributors - 2.0%
W.W. Grainger, Inc.	644	$45,447

Information Technology - 17.6%
Communications Equipment - 1.8%
JDS Uniphase Corp. (a)	15,491	42,136

Electronic Equipment, Instruments & Components - 3.7%
Celestica Inc. (a)	2,700	13,473
Flextronics International Ltd. (a)	14,747	34,508
Molex Inc. Class A	3,020	36,421
		84,402
Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a)	1,855	22,761

IT Services - 2.8%
Fiserv, Inc. (a)	642	21,918
Heartland Payment Systems, Inc.	1,839	31,594
Paychex, Inc.	422	11,926
		65,438
Semiconductors & Semiconductor Equipment - 7.4%
Altera Corp.	1,685	24,786
Broadcom Corp. Class A (a)	2,825	43,251
Linear Technology Corp.	1,537	30,663
Maxim Integrated Products, Inc.	3,481	43,060
Xilinx, Inc.	1,796	29,383
		171,143
Software - 0.9%
Intuit Inc. (a)	426	9,440
Take-Two Interactive Software, Inc. (a)	1,000	12,150
		21,590
Materials - 7.2%
Chemicals - 7.2%
Airgas, Inc.	1,157	41,363
International Flavors & Fragrances Inc.	1,518	46,360
Nalco Holding Co.	2,163	24,680
The Scotts Miracle-Gro Co. Class A	1,626	52,617
		165,020
Utilities - 2.6%
Electric Utilities - 0.7%
Pepco Holdings, Inc.	883	15,885

Multi-Utilities - 1.9%
MDU Resources Group, Inc.	1,252	25,453
SCANA Corp.	512	17,792
		43,245

TOTAL COMMON STOCKS (COST $3,611,400)		2,302,039

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.0%

Variable-Rate Demand Notes - 0.0%
Wisconsin Central Credit Union, 1.106%	$781	$781

Total Variable-Rate Demand Notes		781

TOTAL SHORT-TERM INVESTMENTS (COST $781)		781

TOTAL INVESTMENTS - 99.9% (COST $3,612,181)		2,302,820

NET OTHER ASSETS AND LIABILITIES - 0.1%		3,273

NET ASSETS - 100.0%		$2,306,093

(a) Non-income producing security.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2008

Portfolio Managers
    John C. Thompson, CFA
    John W. Thompson, CFA

Performance

For the fiscal year ended November 30, 2008, the Thompson Plumb Bond Fund’s total return net of expenses was -5.63%, as compared to its benchmark, the Barclays Capital Intermediate Government/Credit 1-10 Year Index, which returned 2.34% and as compared to the Barclays Capital Government/Credit 1-5 Year Index, which returned 3.65%

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/08
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	-5.63%	1.74%	1.88%	3.85%
Barclays Capital Intermediate Gov’t/Credit 1-10 Year Index	2.34%	4.71%	3.79%	5.16%
Barclays Capital Gov’t/Credit 1-5 Year Index	3.65%	5.09%	3.76%	4.96%

Gross Expense Ratio as of 3/31/08 was 1.24%*
Net Expense Ratio after reimbursement was 0.59%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incured by the Bond Fund until March 31, 2009.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays Capital Intermediate Government/Credit 1-10 Year Index (formerly known as the Lehman Brothers Intermediate Government/Credit 1-10 Year Index) is an index of all investment grade bonds with maturities of more than one year and less than 10 years. The Barclays Capital Intermediate Government/Credit 1-10 Year Index is a market-value-weighted performance benchmark. The Barclays Capital Government/Credit 1-5 Year Index (formerly known as the Lehman Brothers Government/Credit 1-5 Year Index) is an index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays Capital Government/Credit 1-5 Year Index is a market-value-weighted performance benchmark. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

Management Commentary

By many accounts, we have just experienced one of the worst credit markets in recorded history. BBB credit spreads, one indicator commonly used to assess the health of the credit market, have increased to levels last seen in the Great Depression. Today, these BBB credit spreads are on average yielding 7% more than Treasuries, which is significantly higher than the post-Great Depression peak yield spread of 4%.

Why are credit markets so fearful? Homeowners have been defaulting on their mortgages in record numbers. Some large financial institutions have failed, while others likely would have failed in the absence of government assistance. A large number of industrial companies are failing or are near failure. Many retailers (with Wal-Mart a notable exception) are struggling and a significant slice of the retail industry is expected to close its doors. Many smaller companies are struggling to arrange financing to keep their operations running.

The Bond Fund was not immune to the credit tsunami that began in early September with the failure of Lehman Brothers. We held small positions in Lehman Brothers and Washington Mutual that had a negative impact on the Fund’s total return for the period that was disproportionate to the size of those positions. From September to early October, many of our corporate bonds lost approximately 50% of their value as credit markets froze. Many of these corporate bonds have recovered the vast majority of their value. A number of the issuers of those bonds, including JPMorgan Chase (and its Bear Stearns division), Fifth Third Bancorp, Zions Bancorp, and KeyCorp, are participating in the Treasury Department’s Troubled Asset Relief Program (TARP) and/or the FDIC’s various debt-guarantee programs. In essence, we believe this has made us “partners” with the Federal government with respect to many of the financial bonds that we hold today. While these bonds are not guaranteed by the Federal government, we believe that there is a reduced likelihood that the Treasury and Federal Reserve will let additional major financial institutions fail given the disastrous fallout from the Lehman failure.

We are finding what we believe are tremendous opportunities in the markets today in industrial bonds, including bonds issued by Johnson Controls, Simon Property Group, Nordstrom, and Exelon. These bonds, on average, have been yielding roughly 12%, yet have been rated as solidly investment grade, all carrying current ratings in the vicinity of A- to BBB+. The spread-widening that hit the financial sector first appears now to be moving into the industrial world. We intend to take advantage of this trend when we find quality corporate bonds. Some of these bonds are selling at prices sufficiently low that, in our minds, their prices can only make sense if the economy is headed for another Great Depression even more severe than the first. We do not believe anything like that will occur.

The Bond Fund has been moving, albeit slowly, into a higher weighting in corporate bonds and a smaller weighting in government-sponsored enterprise (GSE) mortgages. Although these GSE mortgages have performed well through this credit crisis, we believe that significantly better risk-adjusted returns are available by taking calculated credit risks with the types of corporate bonds discussed above, particularly as the yields on the mortgages fall toward 4.5-5%. Currently, the Fund is invested in a roughly 50% corporate/50% government mix, which makes the Fund more exposed to corporate credit than the benchmark Barclays Capital Intermediate Index is.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2008

We believe that the Federal Reserve is attempting to prevent another deflationary spiral and that credit markets should eventually recover. The overall yield to maturity of many of the bonds in the Fund has been in the low double digits today, which we believe should give us plenty of cushion in the event that there is further spread-widening and defaults. We believe that the opportunities available in the credit markets today are the sort that tend to arrive only once in a generation, and that they should provide very attractive risk-adjusted returns. We appreciate your continued investment with our firm.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments on page 23 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Portfolio Concentration at 11/30/08
(Includes cash and cash equivalents)
Quality
U.S. Government and Agency Issues	48.2%
AA	6.9%
A	24.0%
BBB	18.2%
BB and Below	1.2%
Short-Term Investments	1.4%
Common Stocks	0.1%
100.0%

Effective Maturity
Under 1 year	8.4%
1 to 3 years	14.7%
3 to 5 years	10.4%
5 to 10 years	59.5%
Over 10 years	6.9%
Common Stocks	0.1%
100.0%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2008

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.1%

Consumer Discretionary - 0.1%
Media - 0.1%
Time Warner Cable, Inc. Class A (a)	2,694	$54,688

TOTAL COMMON STOCKS (COST $110,792)		54,688

BONDS - 112.6%

Corporate Bonds - 57.4%
American Express Bank
1.839% due 6/12/2017 (b)	1,000,000	555,343
American General Finance
6.000% due 10/15/2014	1,000,000	262,358
6.000% due 12/15/2014	1,000,000	256,329
6.900% due 12/15/2017	1,000,000	413,094
Bear Stearns Co., Inc.
6.390% due 3/10/2014 (b)	270,000	199,319
6.340% due 4/10/2014 (b)	100,000	73,300
7.250% due 2/1/2018	2,000,000	2,024,806
0.000% due 11/29/2019 (b)(g)	205,000	164,000
CIT Group, Inc.
4.350% due 5/15/2009	249,000	203,132
6.000% due 7/15/2009	90,000	70,285
4.400% due 8/15/2009	362,000	270,490
6.250% due 2/15/2010	200,000	141,863
6.500% due 2/15/2010	174,000	121,655
5.200% due 11/3/2010	500,000	360,361
4.750% due 12/15/2010	250,000	180,714
6.000% due 3/15/2013	79,000	30,185
6.150% due 4/15/2013	196,000	74,418
4.900% due 2/15/2015	50,000	19,428
7.140% due 12/14/2016 (b)	868,000	325,144
5.950% due 2/15/2017	100,000	37,880
5.700% due 3/15/2017	400,000	146,902
6.000% due 6/15/2017	50,000	18,552
Continental Corp.
8.375% due 8/15/2012	150,000	127,313
Discover Financial Services
3.349% due 6/11/2010 (b)	500,000	360,032
Electronic Data Systems
7.125% due 10/15/2009	350,000	354,048
EMC Corp., Convertible
1.750% due 12/1/2013	1,000,000	871,250
Exelon Generation Co.
6.950% due 6/15/2011	462,000	436,957

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
Fifth Third Bancorp
6.250% due 5/1/2013	$ 500,000	$449,204
8.250% due 3/1/2038	2,215,000	1,742,470
First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,268,918
4.625% due 5/15/2013	500,000	364,585
General Motors Acceptance Corp.
7.000% due 10/15/2011	200,000	42,866
7.250% due 8/15/2012	100,000	15,890
7.000% due 11/15/2012	50,000	7,090
7.100% due 1/15/2013	32,000	5,450
6.000% due 7/15/2013	60,000	10,165
0.000% due 6/15/2015 (g)	1,250,000	129,163
6.350% due 2/15/2016 (c)	75,000	9,817
6.500% due 2/15/2016 (c)	100,000	13,338
6.500% due 9/15/2016 (c)	87,000	11,257
7.250% due 9/15/2017	259,000	34,134
Hartford Life Global
6.040% due 6/15/2010 (b)	500,000	420,715
HSBC Finance Corp.
6.580% due 7/10/2009 (b)	203,000	191,125
5.700% due 7/15/2012	100,000	89,733
6.210% due 9/15/2013 (b)	156,000	110,526
7.280% due 10/10/2013 (b)	131,000	91,434
7.060% due 1/10/2014 (b)	161,000	108,986
International Lease Finance Corp.
5.000% due 6/15/2010	300,000	194,488
KeyCorp
6.500% due 5/14/2013	2,072,000	1,892,969
Lehman Brothers Holdings Inc.
0.000% due 8/17/2015 (b) (e) (f)	510,000	15,606
7.530% due 12/7/2016 (f)	150,000	13,500
Macy's Retail Holdings, Inc.
6.300% due 4/1/2009	1,745,000	1,682,180
Merrill Lynch & Co.
6.532% due 3/2/2009 (b)	500,000	463,975
Morgan Stanley
7.370% due 6/1/2011 (b)	500,000	377,340
National City Corp.
2.989% due 6/16/2010 (b)	1,000,000	891,472
4.900% due 1/15/2015	1,000,000	837,627
4.250% due 7/1/2018	200,000	137,753
6.875% due 5/15/2019	1,000,000	800,579
2.530% due 7/3/2037 (b)	342,000	338,891

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
SLM Corp.
0.652% due 12/15/2009 (b)	$ 125,000	$ 115,957
6.850% due 3/15/2012 (b)	100,000	65,723
6.870% due 6/15/2012 (b)	106,000	68,216
7.020% due 6/15/2012 (b)	66,000	42,729
7.020% due 9/15/2012 (b)	65,000	41,007
6.920% due 12/15/2012 (b)	50,000	30,545
7.820% due 9/15/2013 (b)	42,000	23,953
7.520% due 1/1/2014 (b)	591,000	294,052
7.490% due 1/31/2014 (b)	25,000	12,297
6.990% due 4/1/2014 (b)	1,100,000	543,488
7.170% due 4/1/2014 (b)	155,000	77,495
7.070% due 5/1/2014 (b)	100,000	46,425
7.750% due 6/2/2014 (b)	70,000	35,406
7.120% due 12/15/2014 (b)	350,000	213,917
7.320% due 9/15/2015 (b)	85,000	42,856
7.420% due 12/15/2015 (b)	128,000	60,453
7.620% due 5/3/2019 (b)	217,000	75,683
4.000% due 6/15/2021 (c)	79,000	42,169
5.400% due 4/25/2023 (c)	50,000	21,976
Target Corp.
5.375% due 5/1/2017	500,000	411,301
Textron Financial Corp.
6.000% due 11/20/2009	165,000	160,282
Transamerica Financial Corp.
0.000% due 9/1/2012 (g)	100,000	68,521
Verizon New York
6.875% due 4/1/2012	250,000	240,119
Xilinx, Inc., Convertible
3.125% due 3/15/2037	500,000	304,375
Zions Bancorp
6.000% due 9/15/2015	1,700,000	1,320,184

Total Corporate Bonds		25,221,533

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
Federal Agency Mortgage-Backed Securities - 55.2%
Fannie Mae
6.000% due 11/1/2036, Pool #83-1855	$ 802,839	$821,270
5.500% due 12/1/2036, Pool #90-2931	897,858	913,561
6.000% due 9/1/2037, Pool #25-6890	896,470	903,463
6.000% due 10/1/2037, Pool #88-8736	899,573	906,591
5.500% due 12/1/2037, Pool #96-6647	1,837,183	1,868,923
6.000% due 1/1/2038, Pool #96-0566	1,371,337	1,402,742
6.000% due 3/1/2038, Pool #25-7134	1,887,711	1,902,438
6.000% due 7/1/2038, Pool #98-4975	1,000,001	1,022,802
Freddie Mac Gold
6.000% due 6/1/2027, Pool #C9-1034 (d)	500,000	510,781
6.000% due 12/1/2036, Pool #G0-2422 (d)	2,000,000	2,043,124
6.000% due 7/1/2037, Pool #G0-3104	195,179	199,507
6.000% due 7/1/2037, Pool #G0-8210	516,060	527,505
6.000% due 10/1/2037, Pool #A6-6449	1,629,750	1,665,892
6.000% due 10/1/2037, Pool #G0-3325	1,627,733	1,663,830
5.500% due 11/1/2037, Pool #G0-3432	909,946	923,870
6.000% due 11/1/2037, Pool #H0-5101	873,750	880,021
5.500% due 12/1/2037, Pool #A7-0622	1,976,381	2,006,622
5.500% due 4/1/2038, Pool #A7-5665	246,169	249,936
6.000% due 10/1/2038, Pool #G0-4877 (d)	1,175,000	1,200,335
5.500% due 12/1/2038 (d)	2,500,000	2,536,720
Ginnie Mae
7.000% due 5/15/2033, Pool #78-2071	115,188	118,682

Total Federal Agency Mortgage-Backed Securities		24,268,615

TOTAL BONDS (COST $55,439,412)		49,490,148

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2008

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.8%

Certificates of Deposit - 0.2%
Capital One Bank FSB
2.919% due 3/13/2009 (b)	$ 98,000	$97,846

Total Certificates of Deposit		97,846

Variable-Rate Demand Notes - 1.6%
American Family Financial Services, 0.350%	565,830	565,830
Wisconsin Central Credit Union, 1.106%	136,343	136,343

Total Variable-Rate Demand Notes		702,173

TOTAL SHORT-TERM INVESTMENTS (COST $800,007)		800,019

TOTAL INVESTMENTS - 114.5% (COST $56,350,211)		50,344,855

NET OTHER ASSETS AND LIABILITIES - (14.5%)		(6,383,303)

NET ASSETS - 100.0%		$43,961,552

(a)	Non-income producing security.

(b)	Interest rate shown represents the current coupon rate at November 30, 2008.

(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(d)	When-issued security.

(e)	Security is fair valued.

(f)	Lehman Brothers Holdings Inc. securities are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest income.

(g)	Zero coupon security.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2008

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as sales charges and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	6/1/08	11/30/08	6/1/08-11/30/08
Thompson Plumb Growth Fund
Actual	$1,000.00	$553.55	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81
Thompson Plumb MidCap Fund
Actual	$1,000.00	$560.00	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56
Thompson Plumb Bond Fund
Actual	$1,000.00	$916.85	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.35%; MidCap Fund 1.30%; and Bond Fund 0.59%), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2008 (In thousands, except per share amounts)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $195,597, $3,612 and
$56,350, respectively)	$133,999	$2,303	$50,345
Due from sale of securities	310	–	–
Receivable from fund shares sold	33	–	36
Dividends and interest receivable	420	5	482
Due from investment advisor	–	–	2
Prepaid expenses	52	13	10
Total Assets	134,814	2,321	50,875
LIABILITIES
Due on purchase of securities	167	–	6,826
Payable for fund shares redeemed	529	–	70
Line of credit	85	1	–
Accrued expenses payable	43	14	17
Due to investment advisor	118	–	–
Total Liabilities	942	15	6,913
NET ASSETS	$133,872	$2,306	$43,962
Net Assets consist of:
Capital stock ($.001 par value)	$282,867	$3,878	$49,655
Undistributed net investment income	1,649	15	882
Accumulated net realized loss on investments	(89,046)	(278)	(565)
Net unrealized depreciation on investments	(61,598)	(1,309)	(6,010)
Net Assets	$133,872	$2,306	$43,962
Shares of capital stock outstanding (unlimited shares authorized)	6,777	373	4,757
Offering and redemption price/Net asset value per share	$19.75	$6.18	$9.24

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
(In thousands)

	GROWTH	MIDCAP	BOND
	FUND	FUND	FUND
	Year Ended	Period Ended	Year Ended
	November 30,	November 30,	November 30,
	2008	2008*	2008
Investment income
Dividends	$5,455	$34	–
Interest	6	1	$3,456
Other income	2	–	–
	5,463	35	3,456
Expenses
Investment advisory fees	2,728	17	322
Shareholder servicing costs	418	17	43
Administrative and accounting services fees	164	20	65
Custody fees	98	10	13
Professional fees	88	38	56
Directors fees	62	5	19
Federal & state registration	40	7	32
Amortization of offering costs	–	21	–
Organization expenses	–	4	–
Other expenses	190	4	37
Total expenses	3,788	143	587
Less expenses reimbursed by advisor	–	(121)	(294)
Net expenses	3,788	22	293
Net investment income	1,675	13	3,163
Net realized loss on investments	(72,001)	(278)	(312)
Net unrealized depreciation on investments	(92,193)	(1,309)	(6,539)
Net loss on investments	(164,194)	(1,587)	(6,851)
Net decrease in net assets resulting from operations	$(162,519)	$(1,574)	$(3,688)

* For the period March 31, 2008 (inception) through November 30, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		MIDCAP	BOND
	FUND		FUND	FUND
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2008	2007	2008*	2008	2007
Operations
Net investment income	$1,675	$4,192	$13	$3,163	$1,825
Net realized gain (loss) on investments	(72,001)	65,926	(278)	(312)	(37)
Net unrealized appreciation (depreciation)
on investments	(92,193)	(90,227)	(1,309)	(6,539)	281
Net increase (decrease) in net assets resulting
from operations	(162,519)	(20,109)	(1,574)	(3,688)	2,069

Distributions to Shareholders
Distributions from net investment income	(4,172)	(5,175)	–	(2,813)	(1,682)
Distributions from net realized gains on
securities transactions	(65,287)	(24,550)	–	–	–
Total distributions to shareholders	(69,459)	(29,725)	–	(2,813)	(1,682)

Fund Share Transactions (See Note 4)	(168,059)	(175,215)	3,880	5,954	11,669

Total Increase (Decrease) in Net Assets	(400,037)	(225,049)	2,306	(547)	12,056

Net Assets
Beginning of period	533,909	758,958	–	44,509	32,453
End of period	$133,872	$533,909	$2,306	$43,962	$44,509
Undistributed net investment income included
in net assets at end of period	$1,649	$4,159	$15	$882	$520

* For the period March 31, 2008 (inception) through November 30, 2008.

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
Year Ended November 30, 2008 (In Thousands)

BOND
FUND
Decrease in Cash
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(3,688)

Adjustments to reconcile net decrease in net assets from
operations to net cash used for operating activities:
Purchases of long-term securities	(74,644)
Proceeds on sales of long-term securities	65,862
Proceeds on sales of short-term securities, net	10,339
Proceeds on principal payments	3,296
Increase in dividends and interest receivable	(86)
Increase in investment advisor receivable, net	(5)
Increase in prepaid expenses	(3)
Decrease in payable for purchases of securities	(10,226)
Decrease in accrued expenses payable	(4)
Amortization on investments, net	(385)
Unrealized depreciation on investments	6,539
Net realized loss on principal payments	7
Net realized loss on investments	312
Total adjustments	1,002
Net cash used for operating activities	(2,686)

Cash flows received from financing activities:
Proceeds from fund shares sold	32,675
Payment on fund shares redeemed	(29,726)
Cash dividends paid*	(263)
Cash used from financing transactions	2,686

Net increase in cash
Cash, beginning of year	—
Cash, end of year	—
$—

* Reinvestment of dividends	$2,550

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2008

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb MidCap Fund (the “MidCap Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

As of November 30, 2008, a corporate bond held by the Bond Fund was fair valued and the value of the security represented approximately 0.035% of the net assets of the Fund.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level-1, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level-2. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, and less liquid listed equities. As level-2 investments include positions that are not traded in active markets valuations may be adjusted to reflect illiquidity.

Investments classified within level-3 have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private placement and less liquid corporate debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within level-3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ net assets as of November 30, 2008:

	Investments in Securities
Valuation Inputs	Growth Fund	MidCap Fund	Bond Fund
Level 1 – Quoted prices	$133,998,679	$2,302,039	$54,688
Level 2 – Other significant observable inputs	713	781	50,290,167
Level 3 – Significant unobservable inputs	–	–	–
Total	$133,999,392	$2,302,820	$50,344,855

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS - The Bond Fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no directed brokerage credits during the year ended November 30, 2008.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2009, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Fund’s borrowing under the LOC is limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2008, the limits established by the Funds’ Board are: Growth Fund - $10,000,000, MidCap Fund - $200,000 and Bond Fund - $1,000,000. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the year ended November 30, 2008.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$517,519	5.438%	$30,000
MidCap Fund*	$3,725	4.700%	$115
Bond Fund	$9,514	4.700%	$476

* For the period March 31, 2008 (inception) through November 30, 2008.

GUARANTEES AND INDEMNIFICATIONS - Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

OFFERING COSTS - The MidCap Fund incurred $31,080 of offering costs which are being amortized over a period of 12 months. For the period from March 31, 2008 (commencement of operations) to November 30, 2008, the MidCap Fund expensed $20,777. As of November 30, 2008, the MidCap Fund has $10,303 of unamortized offering costs.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - Effective May 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have more than fifty percent likelihood of being sustained by the applicable tax authority. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of November 30, 2008, open Federal tax years include the tax years ended November 2005 through 2007. The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecorded tax benefits relating to uncertain income tax positions for the fiscal year ended November 30, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the MidCap Fund from March 31, 2008 through March 31, 2009, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets. The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2009 so that the annual operating expenses of the Bond Fund do not exceed 0.59% of average daily net assets.

For the period from March 31, 2008 through November 30, 2008, the Advisor reimbursed expenses incurred by the MidCap Fund in the amount of $120,840 so that that annual operating expenses did not exceed 1.30% of its average daily net assets. For the fiscal year ended November 30, 2008, the Advisor reimbursed expenses incurred by the Bond Fund in the amount of $294,210 so that that annual operating expenses did not exceed 0.59% of its average daily net assets.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM in the amounts of $56,052, $21,977 and $32,715 for the Growth Fund, MidCap Fund and Bond Fund, respectively, for the fiscal year ended November 30, 2008.

As of November 30, 2008, retirement plan investments by certain employees of the Advisor represent 1.56%, 12.37% and 0.12% of the Growth Fund, MidCap Fund and Bond Fund, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	561	$18,264	1,576	$77,304
Shares issued in reinvestment of dividends	102	3,909	92	4,548
Shares issued in reinvestment of realized gains	1,659	63,695	483	23,727
Shares redeemed	(7,186)	(253,927)	(5,705)	(280,794)
Net decrease	(4,864)	$(168,059)	(3,554)	$(175,215)

	Period Ended
	November 30, 2008*
	Shares	Dollars
MidCap Fund
Shares sold	441	$4,442
Shares issued in reinvestment of dividends	–	–
Shares issued in reinvestment of realized gains	–	–
Shares redeemed	(68)	(562)
Net increase	373	$3,880

	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
	Shares	Dollars	Shares	Dollars
Bond Fund
Shares sold	3,174	$31,883	2,036	$20,809
Shares issued in reinvestment of dividends	254	2,550	148	1,499
Shares issued in reinvestment of realized gains	–	–	-	-
Shares redeemed	(2,976)	(28,479)	(1,041)	(10,639)
Net increase	452	$5,954	1,143	$11,669

* For the period March 31, 2008 (inception) through November 30, 2008.

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2008 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$131,844,143	$367,448,149	$–	$–
MidCap Fund*	$5,232,225	$1,342,628	$–	$–
Bond Fund	$26,703,491	$3,544,737	$39,289,757	$54,308,739

* For the period March 31, 2008 (inception) through November 30, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2008

NOTE 6 – INCOME TAX INFORMATION
At November 30, 2008, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
Growth Fund	$205,707,111	$2,786,507	$(74,494,226)	$(71,707,719)	$1,649,095	$–
MidCap Fund	$3,818,714	$16,511	$(1,532,405)	$(1,515,894)	$15,270	$–
Bond Fund	$56,763,081	$497,437	$(6,915,663)	$(6,418,226)	$882,363	$–

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and paydown gains and losses from mortgage securities.

The tax components of distributions paid during the fiscal year ended November 30, 2008, capital loss carryforward as of November 30, 2008 and tax basis post-October losses as of November 30, 2008, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term
	income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$4,172,247	$65,286,994	$78,936,169	$–
MidCap Fund	$–	$–	$51,952	$19,711
Bond Fund	$2,812,789	$–	$536,947	$–

* The Growth Fund and MidCap Fund capital losses expire November 30, 2016. The Bond Fund has capital losses in the amount of $90,180, $137,352 and $309,415 which expire on November 30, 2014, November 30, 2015 and November 30, 2016, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2007 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
Growth Fund	$11,295,040	$18,429,147
Bond Fund	$1,682,368	$–

The following distributions were declared on December 16, 2008, payable to shareholders on December 17, 2008 (Unaudited):

	Ordinary Income		Long-term Capital Gains
	Distributions		Distributions
	Amount	Per Share	Amount	Per Share
Growth Fund	$1,952,982	$0.29	$–	$–
MidCap Fund	$18,875	$0.05	$–	$–
Bond Fund	$1,186,446	$0.25	$–	$–

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2008	2007	2006	2005	2004

GROWTH FUND

Net Asset Value, Beginning of Period	$45.86	$49.95	$45.85	$46.03	$42.45
Income from Investment Operations
Net investment income	0.29	0.36	0.35	0.27	0.46
Net realized and unrealized gains (losses)
on investments	(19.59)	(2.49)	5.14	0.54	3.26
Total from Investment Operations	(19.30)	(2.13)	5.49	0.81	3.72
Less Distributions
Distributions from net investment income	(0.41)	(0.34)	(0.27)	(0.44)	(0.14)
Distributions from net realized gains	(6.40)	(1.62)	(1.12)	(0.55)	–
Total Distributions	(6.81)	(1.96)	(1.39)	(0.99)	(0.14)

Net Asset Value, End of Period	$19.75	$45.86	$49.95	$45.85	$46.03

Total Return	(49.29% )	(4.52% )	12.32%	1.76%	8.77%

Ratios/Supplemental Data
Net assets, end of period (millions)	$133.9	$533.9	$759.0	$1,030.7	$1,485.9
Ratios to average net assets:
Ratio of expenses	1.27%	1.13%	1.12%	1.08%	1.05%
Ratio of expenses without reimbursement†	1.27%	1.13%	1.12%	1.09%	1.06%
Ratio of net investment income	0.56%	0.62%	0.63%	0.50%	1.12%
Ratio of net investment income
without reimbursement†	0.56%	0.62%	0.63%	0.49%	1.11%
Portfolio turnover rate	43%	29%	17%	20%	29%

† Before directed brokerage credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	March 31, 2008
	(inception)
	through
	November 30, 2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment income	0.04
Net realized and unrealized losses on investments	(3.86)
Total from Investment Operations	(3.82)
Less Distributions
Distributions from net investment income	–
Distributions from net realized gains	–
Total Distributions	–

Net Asset Value, End of Period	$6.18

Total Return	(38.20%)	(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%	(b)
Ratio of expenses without reimbursement	8.40%	(b)
Ratio of net investment income	0.79%	(b)
Ratio of net investment loss
without reimbursement	(6.30%)	(b)
Portfolio turnover rate	50%	(a)

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2008	2007	2006	2005	2004
BOND FUND

Net Asset Value, Beginning of Period	$10.34	$10.26	$10.21	$10.68	$10.86
Income from Investment Operations
Net investment income	0.62	0.48	0.44	0.39	0.57
Net realized and unrealized gains (losses)
on investments	(1.17)	0.08	0.11	(0.36)	(0.16)
Total from Investment Operations	(0.55)	0.56	0.55	0.03	0.41
Less Distributions
Distributions from net investment income	(0.55)	(0.48)	(0.41)	(0.42)	(0.59)
Distributions from net realized gains	–	–	(0.09)	(0.08)	–
Total Distributions	(0.55)	(0.48)	(0.50)	(0.50)	(0.59)

Net Asset Value, End of Period	$9.24	$10.34	$10.26	$10.21	$10.68

Total Return	(5.63% )	5.64%	5.64%	0.29%	3.90%

Ratios/Supplemental Data
Net assets, end of period (millions)	$44.0	$44.5	$32.5	$30.6	$29.7
Ratios to average net assets:
Ratio of expenses	0.59%	0.59%	0.72%	0.80%	0.80%
Ratio of expenses without reimbursement	1.18%	1.24%	1.30%	1.28%	1.20%
Ratio of net investment income	6.38%	4.92%	4.42%	3.80%	5.00%
Ratio of net investment income
without reimbursement	5.78%	4.26%	3.84%	3.31%	4.60%
Portfolio turnover rate	110%	86%	51%	26%	24%

See Notes to Financial Statements.

PricewaterhouseCoopers LLP One North Wacker Chicago IL 60606 www.pwc.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and cash flows of the Thompson Plumb Bond Fund, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Midcap Fund, and Thompson Plumb Bond Fund, (constituting Thompson Plumb Funds, Inc., hereinafter collectively referred to as the “Funds”) at November 30, 2008, the results of each of their operations for the year then ended for Thompson Plumb Bond Fund and Thompson Plumb Growth Fund, and period from March 31, 2008 (commencement of operations) through November 30, 2008 for the Thompson Plumb MidCap Fund, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Chicago, IL
January 27, 2009

DIRECTORS AND OFFICERS
(Information as of 12/31/08)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held by
Address & Age	Length of Time Served(1)	During Past Five Years	by Director	Director
Independent Directors:

John W. Feldt 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 5/2/42	Director since 1987	Retired; Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	3	Baird Funds, Inc. (8 Funds) Nakoma Mutual Funds (1 Fund)

Patricia Lipton 1200 John Q. Hammons Drive Madison, WI 53717 Birth date: 12/9/42	Director since 2007	Retired; Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004; Assistant Executive Director, SWIB from 1982 to 1989; prior thereto, Director, State Tax Policy Bureau of the Wisconsin Department of Revenue.	3	None

Donald A. Nichols 2111 Van Hise Avenue Madison, WI 53726 Birth Date: 12/20/40	Director since 1987	Retired; Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006; prior thereto, Professor of Economics at the University of Wisconsin from 1966 to 2006; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant.	3	None

Interested Director & Officers:

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/26/43	Director and Chairman since 1987 and Chief Executive Officer since 2005	President of Thompson Investment Management, Inc. (“TIM”) since January 2004; President of Thompson, Plumb & Associates, Inc. (“TPA”) from June 1984 to December 2003; Treasurer of TPA from October 1993 to December 2003; Chief Executive Officer and Secretary of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	3	None

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/28/68	President and Chief Operating Officer since 2005; prior thereto, Vice President 1996 to 2005	Vice President of TIM since January 2004; Portfolio Manager of TIM since January 2004; Portfolio Manager of TPA from December 1996 to December 2003; a Chartered Financial Analyst.	N/A	N/A

DIRECTORS AND OFFICERS (Continued)
(Information as of 12/31/08)

	Position(s)		Number of
	Held with		Thompson	Other
	Thompson Plumb		Plumb Funds	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Overseen	Held by
Address & Age	Length of Time Served(1)	During Past Five Years	by Director	Director
Interested Director & Officers:

Penny M. Hubbard 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004; prior thereto, Assistant Vice President - Client Services of TPA and various other capacities since 1984.	N/A	N/A

Nedra S. Pierce 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/2/61	Chief Compliance Officer since 2006	Chief Compliance Officer of TIM since May 2006; Director of Business Development of TIM from January 2004 to May 2006; Director of Business Development of TPA from January 1998 to December 2003.	N/A	N/A

Jason L. Stephens 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/15/74	Secretary since 2005; prior thereto, Chief Compliance Officer from 2004 to 2006	Corporate Secretary of TIM since January 2004; Portfolio Manager of TIM since July 2007; Research Analyst of TIM from January 2004 to June 2007; Chief Compliance Officer of TIM from January 2004 to May 2006; Research Analyst of TPA from June 2003 to December 2003; a Chartered Financial Analyst.	N/A	N/A

(1) Officers of Thompson Plumb Funds, Inc. serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Thompson Plumb Funds, Inc. serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the Investment Company Act of 1940, as amended.

(2) John W. Thompson is an “interested person” of Thompson Plumb Funds, Inc. by virtue of his position with Thompson Plumb Funds, Inc. and Thompson Investment Management, Inc.

(3) John C. Thompson, President and Chief Operating Officer of Thompson Plumb Funds, Inc., is the son of John W. Thompson, Chairman, Chief Executive Officer and Director of Thompson Plumb Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement for the Thompson Plumb Growth Fund and Bond Fund

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson Plumb Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 4, 2008, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for both the Growth Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section). The Board of Directors of the Funds did not consider renewal of the existing Agreement with respect to the MidCap Fund. The Agreement was initially approved with respect to the MidCap Fund by the Board at its meeting on January 24, 2008, and that approval was for a two-year period.

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to their benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately on November 4, 2008 to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of the Funds’ performance and expenses prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with affiliates of the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing the Funds’ performance and expenses with both a comparison “group” and a comparison “universe” of other funds; the Advisor’s Form ADV; the Agreement and other service agreements with affiliates of the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that it had considered many of these factors during the course of its quarterly meetings over the past year. The Board also noted that, in addition to investment management and broker selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisers to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the Funds’ investment performance, the Board reviewed the one-, two-, three-, four-, five- and ten-year performance of each of the Funds. The Board noted that the long-term performance of the Bond Fund was satisfactory. However, the investment performance of the Growth Fund during each of these periods, and the Bond Fund performance during the most recent year, were below those of their peers. The Board discussed a proposal by the Advisor to implement non-binding investment guidelines for the Funds. These non-binding guidelines generally would, with respect to the portfolio holdings of the Growth Fund, reduce the potential variance of such holdings on both a security-specific and sector-specific level as compared with such weightings in the S&P 500 index. With respect to the portfolio holdings of the Bond Fund, these guidelines would generally restrict the position size held by the Bond Fund in any one issuer. The goal of this proposal was to modify the investment process for both the Bond Fund and the Growth Fund so as to reduce volatility, reduce the risk of substantial underperformance relative to market benchmarks, and improve total return. The Board considered the effect that this proposal likely would have had on the historical performance of the Funds if it had been implemented at

ADDITIONAL INFORMATION (Unaudited) (Continued)

an earlier date. The Board concluded that, had the Advisor managed the Funds consistent with these guidelines during past periods, the historic performance of the Funds likely would have been stronger both relative to their respective peers and benchmarks and on an absolute return basis. The Board therefore viewed the implementation of these guidelines as a significant positive factor.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor or its affiliates from these relationships, the Board noted that the Bond Fund’s management fee, after waiver of a portion thereof by the Advisor, was the second lowest in its Lipper comparison group, which included 13 funds, and was the sixth lowest in its Lipper comparison universe, which included 51 funds. The Board also noted that the Fund’s total expenses, after a waiver of certain fees by the Advisor, were reasonable, ranking in the first quintile of its Lipper comparison group and second quintile of its Lipper comparison universe (meaning its expense ratios were among the lowest 20% and 40%, respectively). The advisory fees and total expenses of the Growth Fund were somewhat higher than the median of its Lipper comparison group, which was composed of 16 funds, and comparison universe, which was composed of 100 funds. After reviewing the materials, the Board concluded that the advisory fees and total expenses for the Growth Fund were within a reasonable range. With regard to profitability, the Board noted that the Advisor’s profitability (before accounting for tax or marketing fees borne by the Advisor) ranked near the median for comparable firms and that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the Growth Fund and five basis points for the Bond Fund. While the Board considered that an increase in assets could provide economies of scale in the Funds’ operations, it noted that the assets of the Growth Fund had continued to decline significantly over the past few years and thus presented no opportunity for such economies. The Board noted that assets of the Bond Fund lacked scale in comparison to other funds with a similar investment objective. The Board concluded that economies of scale were unlikely to be realized with respect to the Bond Fund until its assets grew significantly.

01/09

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonplumb.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2007	2008
Audit Fees(1)	$37,624.00	$52,510.00
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$14,700.00	$21,750.00
All Other Fees(4)	$0	$0
TOTAL	$52,324.00	$74,260.00
____________________

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2007 and 2008, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

2

PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2008 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

3

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference
12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of January, 2009.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 27th day of January, 2009.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

5